UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

Structured Products Corp.

on behalf of

TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust

Series S&P 2003-10

(Exact name of registrant as specified in its charter)

Delaware	001-32056	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-10.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
BA Credit Card Trust (formerly MBNA Credit Card Master Note Trust)	333-50316-02
BA Master Credit Card Trust II (formerly MBNA America Bank National Association MBNA Master Credit Card Trust II)	000-20949
Discover Card Master Trust I	000-23108

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee’s Report with respect to the May 22, 2008 Distribution Date for the TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:   /s/ Brian Clancy
________________________________

Name:	Brian Clancy
Title:	Authorized Signatory

May 22, 2008

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the May 22, 2008 Distribution Date for the TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-10	5

Exhibit 1

To the Holders of:
TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-10 Due May 22, 2008

*CUSIP:	G88653194

U.S. Bank National Association, Cayman Islands Branch, as Trustee (the Trustee”) for the TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-10 (the “Trust”), hereby gives notice with respect to the Final Scheduled Distribution Date of May 22, 2008 (the “Final Distribution Date”) as follows:

1.

The amount of the distribution (the “Final Distribution) payable to the Certificateholders on the Final Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $10 Certificate, is as set forth below:

Principal	Interest Distribution Amount	Supplemental Distribution	Total Distribution
$10.000000	$3.66144	$0.00	$13.66144

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	All of the Term Assets were sold for settlement on the Final Scheduled Distribution Date. Following such settlements, no Term Assets are held for this Trust.

5.	Following the Final Distribution, 0 Certificates representing $0 aggregate Certificate Principal Balance were outstanding and the Trust terminated.

6.

Following the Final Distribution, the Notional Amount of the ISDA Master Agreement, the Schedule thereto and the Confirmation thereto (together the “Swap”) dated May 22, 2003 between Citigroup Global Markets Holdings Inc. (formerly Salomon Smith Barney Holdings Inc.) and the Trustee is $0. Payments to the Trust under the Swap were guaranteed pursuant to terms of a financial guaranty insurance policy issued by AMBAC Assurance Corporation (the “Policy”). The Policy will terminate according to its terms.

U.S. Bank National Association, Cayman Islands Branch, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.